AGM Group Holdings Inc.
(the "Company")

(A Business Company incorporated in the British Virgin Islands)

WRITTEN RESOLUTIONS OF THE SOLE DIRECTOR OF THE COMPANY PASSED PURSUANT TO THE ARTICLES OF ASSOCIATION OF THE COMPANY

TRANSFER OF SHARE

NOTED THAT the following transfer of share in the capital of the Company was proposed and submitted to the board of the Company.

TRANSFEROR	TRANSFEREE	NO. OF SHARE(S) TRANSFERRED
JIANG Zhentao 蒋振涛	SHI Chenxi	1

RESOLVED THAT the aforesaid transfer of share be approved. When the properly executed and duly stamped instrument of transfer is received, the details of the transfer of share be entered into the registers of members and transfer AND THAT the new share certificate in the name of the transferee be signed, sealed and issued.

Dated this 18 Nov,2016

JIANG Zhentao 蒋振涛
Director

INSTRUMENT OF TRANSFER

NAME OF COMPANY: **AGM Group Holdings Inc.**
(the "Company")
(Company Incorporation in the British Virgin Islands)

I, the Transferor : JIANG Zhentao 蒋振涛
Occupation : Merchant
Address : No. 8, Floor 4, Unit 2, Building 6, No. 27, Dongyiduan 2rd Ring Road Chenghua District, Chengdu City, Si Chuan Province, PRC

in consideration of the sum of dollars : USD1.00

paid to me by the Transferee : SHI Chenxi
Occupation : Merchant
Address : 110/4625 EVERGREEN LN DELTA BC V4K 2W6, CANADA
(hereinafter called "the Transferee")

do hereby transfer to the Transferee the 1 share, standing in our name in the Register of the Company to hold unto the Transferee, his executors, administrators or assigns, subject to the several conditions upon which I hold the same at the time of execution hereof.
I, the Transferee, do hereby agree to take the said share subject to the same conditions.

Dated: 18 Nov,2016

Witness

Name : YAN SHANSHAN

Address : Room 2112, Wangzuo Zhongxin Dong Ta, Jinghua South Street No.1, Chaoyang District, Beijing

Signature of Witness

JIANG Zhentao 蒋振涛
Transferor

Witness

Name : YAN SHANSHAN

Address : Room 2112, Wangzuo Zhongxin Dong Ta, Jinghua South Street No.1, Chaoyang District, Beijing

Signature of Witness

SHI Chenxi
Transferee

Share Certificate

of

AGM Group Holdings Inc.
(the "Company")

A Business Company incorporated in the British Virgin Islands

The Company is authorized to issue a maximum of 200,000,000 ordinary shares of a single class with a par value of USD 0.001 each.

This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Memorandum and Articles of Association of the Company.

Name & Address of the Shareholder:	**SHI Chenxi** **110/4625 EVERGREEN LN DELTA BC V4K 2W6**				
Certificate No.:	***2***	No. of Shares:	**-10,000-**	Consideration Paid:	**USD10.00**

Given under the common seal of the Company on the date stated herein.

Date of Issue:

石晨希

Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE

Share Certificate

of

AGM Group Holdings Inc.

(the "Company")

A Business Company incorporated in the British Virgin Islands

The Company is authorized to issue a maximum of 200,000,000 ordinary shares of a single class with a par value of USD 0.001 each.

This is to certify that the undermentioned person is the registered holder of the shares specified hereunder in the Company, subject to the Memorandum and Articles of Association of the Company.

Name & Address of the Shareholder:	**SHI Chenxi** **110/4625 EVERGREEN LN DELTA BC V4K 2W6**				
Certificate No.:	***2***	No. of Shares:	**-10,000-**	Consideration Paid:	**USD10.00**

Given under the common seal of the Company on the date stated herein.

Date of Issue:

Director / Officer

NO TRANSFER OF ANY OF THE ABOVE SHARES CAN BE REGISTERED UNLESS ACCOMPANIED BY THIS CERTIFICATE